Exhibit 32

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


The undersigned hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the quarterly report of United States Basketball League, Inc. on Form 10-QSB/A for the quarterly period ended August 31, 2005 fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in such quarterly report on Form 10-QSB/A fairly presents in all material respects the financial condition and results of operation of United States Basketball League, Inc.

Date: March 7, 2006

/s/Daniel T. Meisenheimer, III
------------------------------
Daniel T. Meisenheimer, III
President


Date: March 7, 2006

/s/Richard C. Meisenheimer
---------------------------
Richard C. Meisenheimer
Chief Financial Officer